SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                                 FORM 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 8, 1996



                              MED-TEX CORPORATION
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            (Exact name of registrant as specified in its charter)


        Nevada                  33-18834-LA                 87-0306463
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(State or Other             (Commission File No.)  (IRS Employer Identification
Jurisdiction of                                     No.)
Incorporation)





             2440 South Progress Drive, Salt Lake City, Utah 84119
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             (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:  (801) 972-2201






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         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 8, 1996, Med-Tex Corporation (the "Company") sold its wholly owned subsidiary Enpak Medical Corporation ("Enpak") to Regent Development Holdings, Limited ("Regent") by exchanging all of its issued and outstanding shares of Enpak, for $1.00. Regent is a British Virgin Island corporation controlled by Andy Lai. Mr. Lai is also the controlling shareholder of Metro Link Holdings, which is a principal shareholder of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.          Description
         -----------          -----------
            2.1               Agreement dated October 31, 1996 between Med-
                              Tex Corporation, Enpak Medical Corporation and
                              Regent Development Holdings, Limited

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)                      MED-TEX CORPORATION
BY (SIGNATURE)                    /s/ Scott Crawford
(NAME AND TITLE)                  Scott Crawford, President
(DATE)                            November 25, 1996

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